UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2024

AKERNA CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-39096	83-2242651
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1550 Larimer Street, #246, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 932-6537

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	KERN	NASDAQ Capital Market
Warrants to purchase one share of Common Stock	KERNW	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Special Meeting (as defined in Item 5.07 below), the stockholders of Akerna Corp. (the “Company,” “Akerna”, “we,” “our,” or “us”) approved the Company’s 2024 Omnibus Incentive Plan (the “Plan’). A description of the material terms of the Plan was included in the Company’s prospectus/proxy statement for the Special Meeting dated January 5, 2024 included in the Form S-4 registration statement (File No. 333-271857), which was declared effective by the Securities and Exchange Commission on January 9, 2024 (the “Proxy Statement/Prospectus”), which descriptions are incorporated herein by reference. Such descriptions of the Plan are qualified in their entirety by terms of the Plan a copy of which is attached hereto as Exhibit 4.1 and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On January 29, 2024, the Company held a special meeting of the stockholders of the Company (the “Special Meeting”). Stockholders representing 11,385,929 shares of the Company’s capital stock entitled to vote at the Special Meeting were present in person or by proxy being 68% of the voting shares (and share equivalents) issued and outstanding on the record date of December 21, 2023 and constituting a quorum to conduct business at the Special Meeting. The following sets forth the matters that were voted upon by the Company’s stockholders at the Special Meeting and the voting results for such matters. These matters are described in more detail in the Proxy Statement/Prospectus.

The results of the stockholder votes for the various proposals at the Special Meeting are set forth in their entirety below.

1.	Proposal No. 1: The proposal, to approve the issuance of Akerna common stock in the Merger in accordance with the terms of the Agreement and Plan of Merger, dated as of January 27, 2023, as amended, by and among the Company, Akerna Merger Co., and Gryphon Digital Mining, Inc. (“Gryphon”), and the change of control of the Company resulting from the Merger (as defined in the Proxy Statement/Prospectus), was voted on by the stockholders as follows:

For	Against	Abstentions	Broker Non-Votes
9,837,559	99,742	8,763	1,439,865

2.	Proposal No. 2: The proposal, to approve the sale of the membership interests of MJ Freeway and the capital stock of Ample Organics, Inc. to MJ Acquisition Corp. (“MJ Acquisition”), pursuant to the terms of the Securities Purchase Agreement dated as of April 28, 2023, as amended, by and among Akerna, Akerna Canada Ample Exchange Inc., a wholly owned subsidiary of Akerna, and MJ Acquisition, and the transactions contemplated thereby, was voted on by the stockholders as follows:

For	Against	Abstentions	Broker Non-Votes
9,399,563	87,702	8,799	1,439,865

3.	Proposal No. 3: The proposal, to amend the Company’s Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s issued and outstanding shares of common stock, par value $0.0001, at a ratio of one (1) new share for every fifteen (15) to one hundred (100) shares of outstanding Akerna common stock, with the exact ratio and effective time of the reverse stock split of Akerna common stock to be determined by the Akerna board of directors, agreed to by Gryphon and publicly announced by press release, was voted on by the stockholders as follows:

For	Against	Abstentions	Broker Non-Votes
11,123,165	260,489	2,275	0

4.	Proposal No. 4: The proposal, to increase the number of authorized shares of Akerna’s common stock, was voted on by the stockholders as follows:

For	Against	Abstentions	Broker Non-Votes
Total Voting: 11,037,010 Common Stock as Separate Class: 4,180,534	Total Voting: 344,071 Common Stock as Separate Class: 344,071	Total Voting: 4,848 Common Stock as Separate Class: 4,848	Total Voting: 0 Common Stock as Separate Class: 0

5.	Proposal No. 5: The proposal, to approve an amendment to the amended and restated certificate of incorporation of Akerna to change the corporate name from Akerna Corp. to “Gryphon Digital Mining, Inc.”, was voted on by the stockholders as follows:

For	Against	Abstentions	Broker Non-Votes
11,209,771	138,965	24,717	0

6.	Proposal No. 6: The proposal, to approve the Akerna 2024 Omnibus Incentive Plan, in the form attached as Annex F to the Proxy Statement/Prospectus, was voted on by the stockholders as follows:

For	Against	Abstentions	Broker Non-Votes
9,643,234	278,050	24,780	1,439,865

7.	Proposal No. 7: The proposal, to approve the issuance of Akerna common stock upon the conversion of $1,650,000 in principal amount of a secured convertible promissory note held by MJ Acquisition Corp. in accordance with the terms of such secured convertible promissory note a copy of which was attached as Annex G to the Proxy Statement/Prospectus, was voted on by the stockholders as follows:

For	Against	Abstentions	Broker Non-Votes
9,795,499	140,552	10,013	1,439,865

8.	Proposal No. 8: The proposal, adjourn the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of Proposal Nos. 1 — 7, was voted on by the stockholders as follows:

For	Against	Abstentions	Broker Non-Votes
11,173,190	202,622	10,117	0

In accordance, with the above results, Proposal Nos. 1, 2, 3, 5, 6, 7 and 8 have been approved by the stockholders.

Proposal No. 4, which was the proposal to increase the number of authorized shares of Akerna’s common stock, while approved by the voting stock, was not approved by the shares of common stock voting as a separate class as the number of shares voted in favor of Proposal No. 4 was less than a majority of outstanding shares of common stock on the record date.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

(d)	Exhibits

Exhibit	Description
4.1	2024 Omnibus Incentive Plan (incorporated by reference to Annex F of the prospectus in the Company’s Registration Statement on Form S-4/A as filed on January 8, 2024, File No. 333-271857)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERNA CORP.

	By:	/s/ Jessica Billingsley
Jessica Billingsley
Chief Executive Officer

Dated: February 2, 2024

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